EXHIBIT 10.72
                           PENNSYLVANIA BUSINESS BANK
                      DISCLOSURE FOR CONFESSION OF JUDGMENT


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
    PRINCIPAL         LOAN DATE      MATURITY          LOAN NO         CALL / COLL     ACCOUNT     OFFICER   INITIALS
   $360,000.00       09-28-2001     10-01-2002        100006519
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  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ""'" has been omitted due to text length limitations.
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AFFIANT:     insci-statements.com, Corp. (TIN: 06-1302773)               LENDER:  Pennsylvania Business Bank
             Two Westborough Business Park                                        1401 Walnut Street, 4th Floor
             Westborough, MA 01581                                                Philadelphia, PA 19102
                                                                                  (215) 564-2665

=====================================================================================================================

                      DISCLOSURE FOR CONFESSION OF JUDGMENT

   I AM EXECUTING, THIS _______ DAY OF______________________ 20____, A
   PROMISSORY NOTE FOR $360,000.00 OBLIGATING ME TO REPAY THAT AMOUNT.

   A. I UNDERSTAND THAT THE NOTE CONTAINS A CONFESSION OF JUDGMENT PROVISION THAT WOULD PERMIT LENDER TO ENTER JUDGMENT AGAINST ME IN COURT, AFTER A DEFAULT ON THE NOTE, WITHOUT ADVANCE NOTICE TO ME AND WITHOUT OFFERING ME AN OPPORTUNITY TO DEFEND AGAINST THE ENTRY OF JUDGMENT. IN EXECUTING THE NOTE, BEING FULLY AWARE OF MY RIGHTS TO ADVANCE NOTICE AND TO A HEARING TO CONTEST THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT LENDER MAY ASSERT AGAINST ME UNDER THE NOTE, I AM KNOWINGLY, INTELLIGENTLY, AND VOLUNTARILY WAIVING THESE RIGHTS, INCLUDING ANY RIGHT TO ADVANCE NOTICE OF THE ENTRY OF JUDGMENT, AND I EXPRESSLY AGREE AND CONSENT TO LENDER'S ENTERING JUDGMENT AGAINST ME BY CONFESSION AS PROVIDED FOR IN THE CONFESSION OF JUDGMENT PROVISION. INITIALS:
   ___________

   B. I FURTHER UNDERSTAND THAT IN ADDITION TO GIVING LENDER THE RIGHT TO ENTER JUDGMENT AGAINST ME WITHOUT ADVANCE NOTICE OR A HEARING, THE CONFESSION OF JUDGMENT PROVISION IN THE NOTE ALSO CONTAINS LANGUAGE THAT WOULD PERMIT LENDER, AFTER ENTRY OF JUDGMENT, AGAIN WITHOUT EITHER ADVANCE NOTICE OR A HEARING, TO EXECUTE ON THE JUDGMENT BY FORECLOSING UPON, ATTACHING, LEVYING ON, TAKING POSSESSION OF OR OTHERWISE SEIZING MY PROPERTY, IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. IN EXECUTING THE NOTE, BEING FULLY AWARE OF MY RIGHTS TO ADVANCE NOTICE AND A HEARING AFTER JUDGMENT IS ENTERED AND BEFORE EXECUTION ON THE JUDGMENT, I AM KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVING THESE RIGHTS, AND I EXPRESSLY AGREE AND CONSENT TO LENDER'S IMMEDIATELY EXECUTING ON THE JUDGMENT, IN ANY MANNER PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, WITHOUT GIVING ME ANY ADVANCE NOTICE. INITIALS:
   ___________

   C. AFTER HAVING READ AND DETERMINED WHICH OF THE FOLLOWING STATEMENTS ARE APPLICABLE, AND BY PLACING MY INITIALS NEXT TO EACH STATEMENT WHICH APPLIES, I REPRESENT THAT:

   INITIALS

   ___________    1.  1 WAS REPRESENTED BY MY OWN INDEPENDENT LEGAL COUNSEL IN
                  CONNECTION WITH THE         NOTE.

   ___________    2. A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THE
                  CONFESSION OF JUDGMENT PROVISION IN THE NOTE TO MY ATTENTION.


                      DISCLOSURE FOR CONFESSION OF JUDGMENT
LOAN NO: 100006519                   (CONTINUED)                         PAGE 2
===============================================================================

   D. I CERTIFY THAT MY ANNUAL INCOME EXCEEDS $10,000; THAT THE BLANKS IN THIS DISCLOSURE WERE FILLED IN WHEN I INITIALED AND SIGNED IT; AND THAT I RECEIVED A COPY AT THE TIME OF SIGNING.

   THIS DISCLOSURE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS DISCLOSURE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMNET ACCORDING TO LAW. Affiant:
   INSCI-STATEMENTS.COM, CORP.

   By: /s/ Henry F. Nelson                     (Seal)
       ----------------------------------------------
         Henry F. Nelson, Jr., President and CEO of
         insci-statements.com, Corp.

   ATTEST:

   --------------------------------------------     (Corporate Seal)
         Secretary or Assistant Secretary

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